AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Preferred Life Insurance Company of New York, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A and inserting in lieu thereof the following:


                                   SCHEDULE A
                                    ACCOUNTS
                (1st revised edition -effective February 1, 2000)

SEPARATE ACCOUNTS UTILIZING THE FUNDS
o        Preferred Life Variable Account C

                                   SCHEDULE B
                                    CONTRACTS

  PREFERRED LIFE VARIABLE ACCOUNT C
o        USAllianz Advantage



                                   SCHEDULE C
  NAME OF FUND
o        Davis VA Financial Portfolio
o        Davis VA Real Estate Portfolio
o        Davis VA Value Portfolio


IN WITNESS WHEREOF, the parties have caused their duly authorized officer's to execute this amendment to the participation agreement as of February 1, 2000.

DAVIS VARIABLE ACCOUNT FUND                     DAVIS DISTRIBUTORS, LLC
By:   /S/ KENNETH C. EICH                       By:   /S/ KENNETH C. EICH
      -----------------------                         -----------------------
Name:   KENNETH C. EICH                         Name:  KENNETH C. EICH
        ---------------                                ---------------
Title:  VICE PRESIDENT                          Title: PRESIDENT
        --------------                                 ---------


PREFERRED LIFE INSURANCE COMPANY OF NEW YORK
By : /S/ MICHAEL T. WESTERMEYER
     -----------------------
Name: MICHAEL T. WESTERMEYER
     -----------------------
Title:    SECRETARY
     -----------------------

                          AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Preferred Life Insurance Company of New York, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A, amended February 1, 2000, and inserting in lieu thereof the following:


                                   SCHEDULE A
                                    ACCOUNTS
               (2nd REVISED EDITION - EFFECTIVE NOVEMBER 5, 2001)

SEPARATE ACCOUNTS UTILIZING THE FUNDS
o        Preferred Life Variable Account C

                                   SCHEDULE B
                                    CONTRACTS

PREFERRED LIFE VARIABLE ACCOUNT C
o        USAllianz Advantage

                                   SCHEDULE C

NAME OF FUND
o        Davis VA Financial Portfolio
o        Davis VA Value Portfolio


IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of November 5, 2001.

DAVIS VARIABLE ACCOUNT FUND                    DAVIS DISTRIBUTORS, LLC
By:   /S/ KENNETH C. EICH                      By:   /S/ KENNETH C. EICH
  -----------------------                        -----------------------
Name:   KENNETH C. EICH                        Name:   KENNETH C. EICH
        ---------------                                ---------------
Title:  VICE PRESIDENT                         Title:  PRESIDENT
        --------------                                 ---------

PREFERRED LIFE INSURANCE COMPANY OF NEW YORK


By : /S/ STEWART GREGG
     -----------------
Name: STEWART D. GREGG
     -----------------
Title:    A.V.P. AND SENIOR COUNSEL
      -----------------------------

                            AMENDMENT TO PARTICIPATION AGREEMENT


The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Preferred Life Insurance Company of New York, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A, amended November 5, 2001 and inserting in lieu thereof the following:


                                   SCHEDULE A
                                    ACCOUNTS
                  (3rd revised edition - effective May 1, 2002)

SEPARATE ACCOUNTS UTILIZING THE FUNDS
-------------------------------------
o        Preferred Life Variable Account C

                                   SCHEDULE B
                                    CONTRACTS

PREFERRED LIFE VARIABLE ACCOUNT C
---------------------------------
o        NY VM IV / Advantage

                                    SCHEDUE C

NAME OF FUND
-------------------------------------
o        Davis VA Financial Portfolio
o        Davis VA Value Portfolio

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2002.

DAVIS VARIABLE ACCOUNT FUND               DAVIS DISTRIBUTORS, LLC

By: /S/ KENNETH EICH                      By: /S/ KENNETH EICH
   ---------------------------                ---------------------------
Name: KENNETH EICH                        Name: KENNETH EICH
   ---------------------------                ---------------------------
Title: V.P.                               Title: PRESIDENT
   ---------------------------                ---------------------------

PREFERRED LIFE INSURANCE COMPANY OF NEW YORK
By : /S/ SUZANNE J. PEPIN
Name: SUZANNE J. PEPIN
Title:    SECRETARY

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Preferred Life Insurance Company of New York, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A and B amended May 1, 2002 and inserting in lieu thereof the schedules below: In addition, Preferred Life Insurance Company of New York has changed its name to Allianz Life Insurance Company of New York as of January 1, 2003. Therefore all occurrences of "Preferred Life Insurance Company of New York" are replaced with "Allianz Life Insurance Company of New York" in this Participation Agreement, as of January 1, 2003.

                                   SCHEDULE A
                                    ACCOUNTS
                  (4th revised edition - effective May 1, 2003)


SEPARATE ACCOUNTS UTILIZING THE FUNDS
-------------------------------------
o       Allianz Life of NY Variable Account C

                                   SCHEDULE B
                                    CONTRACTS

PREFERRED LIFE VARIABLE ACCOUNT C
o        USAllianz Advantage
o        USAllianz Opportunity
o        USAllianz Charter II NY

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2003.

DAVIS VARIABLE ACCOUNT FUND                  DAVIS DISTRIBUTORS, LLC
By:   /S/ KENNETH C. EICH                    By:   /S/ KENNETH C. EICH
  -----------------------                         --------------------
Name:     KENNETH C. EICH                    Name:     KENNETH C. EICH
          ---------------                              ---------------
Title:    V.P.                               Title:    PRESIDENT
          ----                                         ---------


ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

By : /S/ SUZANNE J. PEPIN
         ------------------
Name:    SUZANNE J. PEPIN
         ------------------
Title:   SECRETARY
         ------------------

                           AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of New York, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A and B amended May 1, 2003 and inserting in lieu thereof the schedules below:

                                   SCHEDULE A
                                     ACCOUNT
                (5th revised edition - effective April 30, 2004)


  SEPARATE ACCOUNT UTILIZING THE FUNDS
  ------------------------------------
o        Allianz Life of NY Variable Account C

                                   SCHEDULE B
                                    CONTRACTS

  ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
  -------------------------------------
o        USAllianz Advantage
o        USAllianz Opportunity
o        USAllianz Charter II NY


IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004.

DAVIS VARIABLE ACCOUNT FUND                   DAVIS DISTRIBUTORS, LLC
By:   /S/ KENNETH C. EICH                     By:   /S/ KENNETH C. EICH
  -----------------------                       -----------------------
Name:     KENNETH C. EICH                     Name:     KENNETH C. EICH
          ---------------                               ---------------
Title:    V.P.                                Title:    PRESIDENT
          ---------------                               ---------------


ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK


By : /S/ STEWART GREGG
   -------------------
Name:    STEWART D. GREGG
     --------------------
Title:   ASSISTANT SECRETARY AND SENIOR COUNSEL
      -----------------------------------------

                            AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated November 1, 1999 by and among Davis Variable Account Fund, Inc., Allianz Life Insurance Company of New York, and Davis Distributors, LLC is hereby amended by deleting the existing Schedule A and B amended April 30, 2004 and inserting in lieu thereof the schedules below:

                                   SCHEDULE A
                                     ACCOUNT
                  (6TH revised edition - effective May 1, 2006)


  SEPARATE ACCOUNT UTILIZING THE FUNDS
  ------------------------------------
o        Allianz Life of NY Variable Account C


                                   SCHEDULE B
                                    CONTRACTS

  ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
  -------------------------------------
o        Allianz Advantage
o        Allianz Opportunity
o        Allianz Charter II NY


IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2006.

DAVIS VARIABLE ACCOUNT FUND                        DAVIS DISTRIBUTORS, LLC
By:   /S/ KENNETH C. EICH                          By:   /S/ KENNETH C. EICH
  -----------------------                            -----------------------
Name:     KENNETH C. EICH                          Name:     KENNETH C. EICH
          ---------------                                    ---------------
Title:    Vice President                           Title:    PRESIDENT
          ---------------                                    ---------------

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK


By : /S/ STEWART GREGG
     -----------------
Name:    STEWART D. GREGG
     --------------------
Title: ASSISTANT SECRETARY AND SENIOR SECURITIES COUNSEL
     ---------------------------------------------------